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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)      MAY 1, 1998
                                                 -------------------

                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


         OKLAHOMA                     1-13726               73-1395733
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(State or other jurisdiction       (Commission           (IRS Employer
of incorporation)                  File Number)          Identification No.)


       6100 NORTH WESTERN AVENUE,  OKLAHOMA CITY,  OKLAHOMA     73118
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       (Address of principal executive offices)               (Zip Code)

                                 (405) 848-8000
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              (Registrant's telephone number, including area code)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

     On May 1, 1998, Chesapeake Energy Corporation ("Chesapeake") issued a press release to announce that it accepted tendered senior notes for payment. The May 1, 1998 press release is filed herewith as Exhibit 99 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits. The following exhibit is filed herewith:

     99. Press Release issued by the Registrant on May 1, 1998.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       CHESAPEAKE ENERGY CORPORATION



                                       BY: /S/ AUBREY K. MCCLENDON
                                          ------------------------------------
                                               AUBREY K. MCCLENDON,
                                            Chairman of the Board and
                                             Chief Executive Officer

Dated: May 11, 1998



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                                 EXHIBIT INDEX

EXHIBIT           DESCRIPTION
-----------------------------
99          Press Release issued by the Registrant on May 1, 1998.